UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2012

of reporting period:  September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Limited Duration High Income Portfolio

September 30, 2012

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 19, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”) for the period from inception through September 30, 2012. The Portfolio commenced operations on December 7, 2011.

Investment Objectives and Policies

The Portfolio’s investment objective is to seek the highest level of income that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal. The Portfolio invests primarily in fixed income securities, with an emphasis on corporate fixed income securities rated below investment-grade (high yield securities or “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Portfolio will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed income securities with durations in excess of four years.

The Portfolio may also invest in investment grade fixed-income securities, high yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Portfolio will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s or CCC by Fitch at time of purchase. (For this purpose of this 10% limit, the Portfolio will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.) The Portfolio will invest on a global basis, including securities of issuers in both developed and emerging market countries. The Portfolio may invest in securities denominated in foreign currencies, although it expects to frequently use hedging instruments to attempt to limit the currency exposure resulting from such investments.

The Portfolio expects to use derivatives, such as options, futures, forwards and swap agreements, to a significant extent. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

Investment Results

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Barclays Capital (“BC”) Global High Yield 1-5 Year Index (U.S. dollar hedged).

The Portfolio underperformed its benchmark for both the six-month period and period from inception through September 30, 2012, before sales charges. Credit markets posted strong returns for both periods; against this backdrop, the Portfolio provided solid positive returns, capturing approximately 80% of the return of the broader high-yield market for both periods, as represented by the BC Global High Yield Index (U.S. dollar hedged). The Portfolio’s underweight to Europe, which rallied during the period since inception, was the primary detractor to relative performance. Overall security selection in nominal corporate bonds also detracted during both periods. With regard to exposures to instruments not reflected in the benchmark, positions in investment-grade corporates contributed positively, while exposure to high yield bank loans detracted for both periods.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	1

Within the Portfolio’s derivative positions, credit default swaps were a modest positive for both periods; the Portfolio utilized this exposure as it is not callable and thus reduces the extension risk of the Portfolio. Currency forwards were utilized during both periods to hedge the currency risk on non-U.S. dollar positions, resulting in no currency impact. Currency options were also utilized as a hedge against market conditions of various countries during both periods, which had no material impact on performance. Interest rate swaps were utilized during both periods in order to manage duration and yield curve positioning; overall yield curve positioning contributed positively for both periods.

Market Review and Investment Strategy

Volatility continued throughout the period from inception through September 30, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. The swings between “risk on” and “risk off” throughout the period reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging market economies, such as China and Brazil, were heading for a hard or soft landing from higher rates of growth.

Investor confidence improved in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro-area crisis and after signs of improving economic momentum, particularly in the U.S., buoyed markets. In the second quarter of 2012, however, the pendulum swung back to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell significantly, with U.S. Treasury and German bund yields setting new record lows.

Toward the end of the period since inception, global risk aversion eased once again, prompted by positive central bank policy initiatives. The ECB announced a bond purchase program to support financial market stability in the euro area, while yields on ten-year European government bonds, including those of countries at the center of the sovereign debt crisis, fell. In the U.S., a third round of quantitative easing by the Federal Reserve was also positive for broad market sentiment. Officials indicated that the current low interest rate regime would likely last at least until the middle of 2015; previously, it had been expected to run at least until the end of 2014. For the period since inception, government securities generally underperformed against risk assets, which gained in value and corporate bond spreads narrowed. Higher-yielding securities in particular posted solid returns as investors reached for yield in a historically low rate environment.

In a bullish market environment, the Portfolio’s Global Fixed Income Investment Team and Global Credit Investment Team (the “Teams”) expect the Portfolio to underperform the broader high-yield market due to the protections in place to reduce the impact of market volatility and downside risks. Conversely, the Teams expect the Portfolio to outperform the index in a bearish market due to these protections. Over a full market cycle, the Teams estimate the Portfolio will generate less volatile returns while achieving much of the yield and return of the broad high yield market.

2	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC Global High Yield 1-5 Year Index (U.S. dollar hedged) and the unmanaged BC Global High Yield index (U.S. dollar hedged) do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC Global High Yield 1-5 Year Index represents the performance of non investment-grade fixed-income securities in U.S., developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the U.S. dollar. The BC Global High Yield Index (U.S. dollar hedged) represents the performance of non investment-grade fixed-income securities in U.S., developed and emerging markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default causing a loss of the full principal amount of a security or the amount to which the Portfolio is entitled in a derivative transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s net asset value (“NAV”).

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Portfolio has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 months	Since Inception*
AllianceBernstein Limited Duration High Income Portfolio
Class A	5.23%	9.34%

Class C	4.84%	8.68%

Advisor Class**	5.42%	9.54%

BC Global High Yield 1-5 Year Index (U.S. dollar hedged)	6.07%	14.00%

*    Inception date: 12/7/2011.

**  Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 12/7/11* TO 9/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Limited Duration High Income Portfolio Class A shares (from 12/7/11* to 9/30/12) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/7/2011.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF SEPTEMBER 30, 2012 (UNANNUALIZED)
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			3.30%
6 Months	5.23%	0.80%
Since Inception**	9.34%	4.74%

Class C Shares			2.47%
6 Months	4.84%	3.84%
Since Inception**	8.68%	7.68%

Advisor Class Shares‡			4.07%
6 Months	5.42%	5.42%
Since Inception**	9.54%	9.54%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.60%, 2.32% and 1.30% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense, to 1.05%, 1.75% and 0.75% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through December 7, 2014. Absent reimbursements or waivers, performance would have been lower.

SEC RETURNS (UNANNUALIZED; WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
6 Months	0.80%
Since Inception**	4.74%

Class C Shares
6 Months	3.84%
Since Inception**	7.68%

Advisor Class Shares‡
6 Months	5.42%
Since Inception**	9.54%

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,052.30	$5.39	1.05%
Hypothetical**	$1,000	$1,019.75	$5.30	1.05%
Class C
Actual	$1,000	$1,048.40	$8.96	1.75%
Hypothetical**	$1,000	$1,016.25	$8.82	1.75%
Advisor Class
Actual	$1,000	$1,054.20	$3.85	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class R
Actual	$1,000	$1,051.50	$6.41	1.25%
Hypothetical**	$1,000	$1,018.75	$6.31	1.25%
Class K
Actual	$1,000	$1,052.80	$5.13	1.00%
Hypothetical**	$1,000	$1,020.00	$5.05	1.00%
Class I
Actual	$1,000	$1,054.20	$3.85	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $62.2

*	All data are as of September 30, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

8	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2012

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 70.3%
Industrial – 64.3%
Basic – 6.5%
Aleris International, Inc. 7.625%, 2/15/18	U.S.$	150	$159,375
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, 11/01/17		230	253,000
Commercial Metals Co.
6.50%, 7/15/17		99	103,950
7.35%, 8/15/18		68	71,570
Consol Energy, Inc. 8.00%, 4/01/17		100	104,500
Huntsman International LLC 8.625%, 3/15/20		150	169,500
Ineos Finance PLC 9.00%, 5/15/15(a)		160	169,200
JMC Steel Group 8.25%, 3/15/18(a)		155	158,100
Metals USA, Inc. 11.125%, 12/01/15		145	149,350
New World Resources NV 7.875%, 5/01/18(a)	EUR	85	107,591
Nova Chemicals Corp. 8.625%, 11/01/19	U.S.$	125	141,875
Novelis, Inc./GA 8.375%, 12/15/17		270	294,975
Peabody Energy Corp. 7.375%, 11/01/16		200	226,500
PH Glatfelter Co. 5.375%, 10/15/20(a)		199	200,990
Rock-Tenn Co. 4.45%, 3/01/19(a)		235	247,881
Rockwood Specialties Group, Inc. 4.625%, 10/15/20		470	477,050
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		330	332,062
Steel Dynamics, Inc.
6.125%, 8/15/19(a)		415	431,600
7.625%, 3/15/20		205	222,425

			4,021,494

Capital Goods – 11.7%
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		200	214,500
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.375%, 10/15/17(a)	EUR	130	177,080

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

B/E Aerospace, Inc. 6.875%, 10/01/20	U.S.$	385	$427,350
Ball Corp. 7.125%, 9/01/16		150	162,375
Berry Plastics Corp. 8.25%, 11/15/15		270	282,487
Building Materials Corp. of America 6.875%, 8/15/18(a)		150	160,875
Cemex Finance LLC 9.50%, 12/14/16(a)		260	268,450
Clean Harbors, Inc. 5.25%, 8/01/20(a)		265	272,950
CNH Capital LLC 6.25%, 11/01/16(a)		255	276,994
Crown Americas LLC / Crown Americas Capital Corp. III 6.25%, 2/01/21		210	234,150
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	290	406,950
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	175	193,812
Griffon Corp. 7.125%, 4/01/18		150	158,813
HD Supply, Inc. 8.125%, 4/15/19(a)		253	274,505
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18		245	265,519
KUKA AG 8.75%, 11/15/17(a)	EUR	125	178,416
Manitowoc Co., Inc. (The) 9.50%, 2/15/18	U.S.$	175	196,000
Mohawk Industries, Inc. 6.375%, 1/15/16		185	208,125
Owens-Brockway Glass Container, Inc. 7.375%, 5/15/16		160	183,600
Polymer Group, Inc. 7.75%, 2/01/19		175	186,375
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18		206	227,115
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		290	304,500
Sealed Air Corp. 8.125%, 9/15/19(a)		310	344,875
Silgan Holdings, Inc. 5.00%, 4/01/20		89	93,116
Spirit Aerosystems, Inc. 7.50%, 10/01/17		165	179,437
SPX Corp. 6.875%, 9/01/17		200	223,500
Tomkins LLC / Tomkins, Inc. 9.00%, 10/01/18		179	199,585

10	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TransDigm, Inc. 7.75%, 12/15/18	U.S.$	335	$370,175
UR Merger Sub Corp.
5.75%, 7/15/18(a)		135	142,594
10.875%, 6/15/16		130	144,625
Vulcan Materials Co. 6.50%, 12/01/16		295	323,762

			7,282,610

Communications - Media – 7.4%
Allbritton Communications Co. 8.00%, 5/15/18		360	391,500
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		340	368,050
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20		285	277,875
DISH DBS Corp.
4.625%, 7/15/17(a)		165	168,713
6.625%, 10/01/14		90	97,650
7.125%, 2/01/16		100	110,500
Intelsat Jackson Holdings SA 7.25%, 10/15/20		290	312,475
Kabel Deutschland Holding AG 6.50%, 7/31/17(a)	EUR	295	403,351
Mediacom LLC/Mediacom Capital Corp. 9.125%, 8/15/19	U.S.$	265	292,825
Nielsen Finance LLC/Nielsen Finance Co. 7.75%, 10/15/18		235	264,963
RR Donnelley & Sons Co. 7.25%, 5/15/18		275	272,937
Sinclair Television Group, Inc.
8.375%, 10/15/18		255	281,137
9.25%, 11/01/17(a)		130	143,975
Starz LLC / Starz Finance Corp. 5.00%, 9/15/19(a)		90	92,025
Telesat Canada / Telesat LLC 6.00%, 5/15/17(a)		200	208,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.50%, 3/15/19(a)		215	236,443
Univision Communications, Inc. 6.75%, 9/15/22(a)		133	133,000
UPC Holding BV 9.875%, 4/15/18(a)		100	110,000
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		150	165,750
Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	185	260,913

			4,592,082

Communications - Telecommunications – 3.8%
Cincinnati Bell, Inc. 8.25%, 10/15/17	U.S.$	100	106,750

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Crown Castle International Corp.
7.125%, 11/01/19	U.S.$	90	$97,650
9.00%, 1/15/15		150	160,875
Frontier Communications Corp. 7.875%, 4/15/15		83	92,960
MetroPCS Wireless, Inc. 7.875%, 9/01/18		98	105,840
Nextel Communications, Inc. Series C 5.95%, 3/15/14		100	100,250
SBA Communications Corp. 5.625%, 10/01/19(a)		257	261,497
SBA Telecommunications, Inc. 5.75%, 7/15/20(a)		156	163,800
Sprint Nextel Corp. 9.00%, 11/15/18(a)		135	162,000
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	100	139,107
Sunrise Communications International SA 7.00%, 12/31/17(a)		100	137,308
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	200	220,000
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		295	278,775
Windstream Corp.
7.50%, 4/01/23		190	198,550
8.125%, 9/01/18		150	162,000

			2,387,362

Consumer Cyclical - Automotive – 3.6%
Allison Transmission, Inc. 7.125%, 5/15/19(a)		220	235,950
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(a)		187	208,972
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		150	151,500
Continental Rubber Of America Corp. 4.50%, 9/15/19(a)		365	373,780
Dana Holding Corp. 6.50%, 2/15/19		250	266,250
Delphi Corp. 5.875%, 5/15/19		150	162,000
General Motors Financial Co., Inc.
4.75%, 8/15/17(a)		175	179,429
6.75%, 6/01/18		225	250,396
Schaeffler Finance BV 8.50%, 2/15/19(a)		200	224,000
Tenneco, Inc. 6.875%, 12/15/20		145	158,775

			2,211,052

Consumer Cyclical - Entertainment – 1.3%
AMC Entertainment, Inc. 8.75%, 6/01/19		94	103,635

12	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ClubCorp Club Operations, Inc. 10.00%, 12/01/18	U.S.$	265	$290,838
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		279	311,085
Regal Entertainment Group 9.125%, 8/15/18		100	111,750

			817,308

Consumer Cyclical - Other – 5.8%
Beazer Homes USA, Inc. 6.625%, 4/15/18(a)		308	329,175
Boardriders SA 8.875%, 12/15/17(a)	EUR	165	215,214
Caesars Entertainment Operating Co., Inc. 11.25%, 6/01/17	U.S.$	150	161,250
Centex Corp. 6.50%, 5/01/16		230	257,600
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		250	266,875
DR Horton, Inc.
4.75%, 5/15/17		200	213,000
6.50%, 4/15/16		100	111,250
Hanesbrands, Inc. 8.00%, 12/15/16		165	182,327
Jones Group, Inc. (The) 5.125%, 11/15/14		240	246,900
Jones Group, Inc./Apparel Group Hold/Apparel Group USA/Footwear Acc Retail 6.875%, 3/15/19		200	206,500
Lennar Corp. Series B 6.50%, 4/15/16		170	185,300
NCL Corp., Ltd. 11.75%, 11/15/16		295	339,987
Royal Caribbean Cruises Ltd.
7.00%, 6/15/13		100	103,250
7.25%, 6/15/16		120	134,100
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		250	278,750
Toll Brothers Finance Corp. 5.15%, 5/15/15		150	163,558
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, 11/01/17		175	190,750

			3,585,786

Consumer Cyclical - Restaurants – 0.5%
CKE Restaurants, Inc. 11.375%, 7/15/18		292	338,720

Consumer Cyclical - Retailers – 2.3%
Dollar General Corp. 4.125%, 7/15/17		313	327,085
JC Penney Corp., Inc. 7.95%, 4/01/17		240	247,800

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Limited Brands, Inc. 6.90%, 7/15/17	U.S.$	125	$143,750
Rite Aid Corp. 8.00%, 8/15/20		125	141,875
Sally Holdings LLC / Sally Capital, Inc. 6.875%, 11/15/19		200	222,500
Toys R US-Delaware, Inc. 7.375%, 9/01/16(a)		325	330,688

			1,413,698

Consumer Non-Cyclical – 10.4%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		210	228,900
ARAMARK Corp. 8.50%, 2/01/15		320	327,603
Boparan Finance PLC 9.75%, 4/30/18(a)	EUR	135	183,023
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	100	170,765
CHS/Community Health Systems, Inc. 8.00%, 11/15/19	U.S.$	49	53,778
Constellation Brands, Inc. 7.25%, 9/01/16		240	274,800
ConvaTec Healthcare E SA 7.375%, 12/15/17(a)	EUR	320	442,057
Cott Beverages, Inc. 8.125%, 9/01/18	U.S.$	108	120,015
Dean Foods Co. 7.00%, 6/01/16		270	291,600
Elan Finance PLC/Elan Finance Corp.
6.25%, 10/15/19(a)		400	403,000
8.75%, 10/15/16		225	246,150
Endo Health Solutions, Inc. 7.00%, 7/15/19		315	339,412
Grifols, Inc. 8.25%, 2/01/18		305	337,025
HCA, Inc. 7.875%, 2/15/20		175	196,656
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		60	67,350
Jarden Corp. 7.50%, 5/01/17		310	354,950
JBS Finance II Ltd. 8.25%, 1/29/18(a)		150	153,000
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(a)		138	145,935
Mylan, Inc./PA 7.875%, 7/15/20(a)		155	173,988
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	130	218,321
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	215	290,790

14	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spectrum Brands, Inc.
6.75%, 3/15/20(a)	U.S.$	125	$129,063
9.50%, 6/15/18		255	287,512
Stater Bros Holdings, Inc. 7.375%, 11/15/18		165	177,788
Tenet Healthcare Corp.
6.25%, 11/01/18		125	137,813
8.875%, 7/01/19		125	141,250
Universal Health Services, Inc. 7.00%, 10/01/18		265	287,194
Valeant Pharmaceuticals International 6.50%, 7/15/16(a)		275	288,406

			6,468,144

Energy – 4.3%
Antero Resources Finance Corp. 9.375%, 12/01/17		150	165,750
Atwood Oceanics, Inc. 6.50%, 2/01/20		29	31,030
Cie Generale de Geophysique – Veritas 9.50%, 5/15/16		170	183,600
Continental Resources, Inc./OK 8.25%, 10/01/19		115	129,375
Denbury Resources, Inc. 9.75%, 3/01/16		100	107,500
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		100	106,000
EP Energy LLC/EP Energy Finance, Inc. 6.875%, 5/01/19(a)		112	119,840
Key Energy Services, Inc. 6.75%, 3/01/21(a)		170	171,700
McJunkin Red Man Corp. 9.50%, 12/15/16		285	307,444
Newfield Exploration Co. 7.125%, 5/15/18		180	189,900
Offshore Group Investment Ltd. 11.50%, 8/01/15		180	198,900
Oil States International, Inc. 6.50%, 6/01/19		150	159,375
Pioneer Energy Services Corp. 9.875%, 3/15/18		145	157,687
Plains Exploration & Production Co. 7.625%, 6/01/18		175	186,375
Range Resources Corp. 7.50%, 10/01/17		175	182,000
SandRidge Energy, Inc. 9.875%, 5/15/16		115	125,350
Techem GmbH 6.125%, 10/01/19(a)	EUR	120	158,447

			2,680,273

Other Industrial – 1.2%
Brightstar Corp. 9.50%, 12/01/16(a)	U.S.$	294	315,683

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hologic, Inc. 6.25%, 8/01/20(a)	U.S.$	52	$55,120
Interline Brands, Inc./NJ 7.50%, 11/15/18		365	395,112

			765,915

Services – 1.3%
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		166	172,640
Sabre, Inc. 8.50%, 5/15/19(a)		298	306,195
Service Corp. International/US 6.75%, 4/01/16		230	257,025
ServiceMaster Co./TN 7.00%, 8/15/20(a)		67	68,675

			804,535

Technology – 3.1%
Avaya, Inc. 7.00%, 4/01/19(a)		151	140,430
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		410	453,050
CommScope, Inc. 8.25%, 1/15/19(a)		150	162,000
First Data Corp. 7.375%, 6/15/19(a)		150	154,500
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		150	163,125
NXP BV/NXP Funding LLC 9.75%, 8/01/18(a)		220	253,000
Seagate Technology HDD Holdings 6.80%, 10/01/16		370	409,775
Sensata Technologies BV 6.50%, 5/15/19(a)		150	159,937

			1,895,817

Transportation - Services – 1.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 9.625%, 3/15/18		225	249,750
Hertz Corp. (The) 6.75%, 4/15/19		270	284,850
Oshkosh Corp. 8.25%, 3/01/17		150	165,000

			699,600

			39,964,396

Financial Institutions – 3.6%
Banking – 0.2%
Amsouth Bank/Birmingham AL Series AI 5.20%, 4/01/15		100	104,000

Brokerage – 0.2%
E*Trade Financial Corp. 12.50%, 11/30/17		142	161,348

16	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 2.8%
AerCap Aviation Solutions BV 6.375%, 5/30/17(a)	U.S.$	230	$241,500
Air Lease Corp. 5.625%, 4/01/17(a)		430	438,600
Ally Financial, Inc.
4.625%, 6/26/15		230	235,864
Series 8 6.75%, 12/01/14		150	160,500
CIT Group, Inc. 5.00%, 5/15/17		178	190,015
5.25%, 3/15/18		166	178,035
International Lease Finance Corp. 5.625%, 9/20/13		120	123,750
6.375%, 3/25/13		150	153,000

			1,721,264

Other Finance – 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75%, 1/15/16		150	156,375
8.00%, 1/15/18		115	123,337

			279,712

			2,266,324

Utility – 2.4%
Electric – 2.1%
AES Corp. (The) 8.00%, 10/15/17		335	386,925
Calpine Corp. 7.25%, 10/15/17(a)		115	122,762
Series AI 7.25%, 10/15/17		150	160,125
CMS Energy Corp. 6.55%, 7/17/17		160	187,004
EDP Finance BV 5.50%, 2/18/14	EUR	100	130,690
GenOn Energy, Inc. 7.875%, 6/15/17	U.S.$	325	346,125

			1,333,631

Natural Gas – 0.3%
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		150	161,923

			1,495,554

Total Corporates - Non-Investment Grades (cost $42,417,127)			43,726,274

CORPORATES - INVESTMENT GRADES – 8.1%
Industrial – 3.4%
Basic – 0.6%
ArcelorMittal 4.75%, 2/25/17		135	132,416

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CF Industries, Inc. 6.875%, 5/01/18	U.S.$	125	$152,031
Georgia-Pacific LLC 8.25%, 5/01/16(a)		75	80,707

			365,154

Communications - Telecommunications – 0.7%
Embarq Corp. 7.082%, 6/01/16		120	141,692
Qwest Communications International, Inc. 7.125%, 4/01/18		105	111,436
Telefonica Emisiones SAU 3.992%, 2/16/16		125	124,375
Series G 3.661%, 9/18/17(a)	EUR	50	61,843

			439,346

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 3.875%, 1/15/15	U.S.$	200	209,019

Consumer Cyclical - Other – 0.4%
Seminole Indian Tribe of Florida 7.75%, 10/01/17(a)		235	257,913

Consumer Cyclical - Retailers – 0.7%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		150	175,123
QVC, Inc. 7.375%, 10/15/20(a)		215	239,026

			414,149

Energy – 0.5%
Pioneer Natural Resources Co. 5.875%, 7/15/16		125	142,404
Transocean, Inc. 5.05%, 12/15/16		150	167,618

			310,022

Other Industrial – 0.2%
URS Corp. 3.85%, 4/01/17(a)		135	135,931

			2,131,534

Financial Institutions – 3.3%
Banking – 2.7%
Akbank TAS 5.125%, 7/22/15(a)		300	310,125
Lloyds TSB Bank PLC 11.875%, 12/16/21(a)	EUR	200	295,074
Macquarie Group Ltd. 7.30%, 8/01/14(a)	U.S.$	150	161,547
Regions Financial Corp. 5.75%, 6/15/15		235	252,326

18	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sovereign Bank/Wilmington DE 8.75%, 5/30/18	U.S.$	250	$287,208
Turkiye Garanti Bankasi AS 4.00%, 9/13/17(a)		295	295,430
Zions Bancorporation 4.50%, 3/27/17		100	103,226

			1,704,936

Finance – 0.3%
SLM Corp. 6.25%, 1/25/16		150	162,750

Insurance – 0.3%
American International Group, Inc. 4.875%, 9/15/16		150	167,437

			2,035,123

Utility – 1.1%
Electric – 0.4%
Iberdrola International BV 4.50%, 9/21/17	EUR	200	259,804

Natural Gas – 0.7%
Gas Natural Capital Markets SA 6.00%, 1/27/20(a)		200	258,182
Tennessee Gas Pipeline Co. LLC 8.00%, 2/01/16	U.S.$	140	166,598

			424,780

			684,584

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Petrobras International Finance Co. - Pifco 3.50%, 2/06/17		155	162,104

Total Corporates - Investment Grades (cost $4,810,601)			5,013,345

EMERGING MARKETS - CORPORATE BONDS – 5.1%
Industrial – 2.6%
Basic – 0.9%
Indo Energy Finance BV 7.00%, 5/07/18(a)		265	272,950
Severstal OAO Via Steel Capital SA 6.70%, 10/25/17(a)		300	320,667

			593,617

Communications - Media – 0.4%
Columbus International, Inc. 11.50%, 11/20/14(a)		200	222,000

Consumer Cyclical - Other – 0.5%
MCE Finance Ltd. 10.25%, 5/15/18		266	301,245

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.8%
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	140	$190,252
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		275	315,562

			505,814

			1,622,676

Financial Institutions – 1.6%
Banking – 1.3%
Halyk Savings Bank of Kazakhstan JSC 9.25%, 10/16/13(a)	U.S.$	250	261,720
Turkiye Halk Bankasi AS 4.875%, 7/19/17(a)		200	204,023
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(a)		300	315,707

			781,450

Finance – 0.3%
Sistema International Funding SA 6.95%, 5/17/19(a)		200	210,917

			992,367

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Bank of Moscow via BOM Capital PL 6.699%, 3/11/15(a)		290	308,850

Utility – 0.4%
Electric – 0.4%
Listrindo Capital BV 6.95%, 2/21/19(a)		200	220,485

Total Emerging Markets - Corporate Bonds (cost $3,036,591)			3,144,378

BANK LOANS – 4.6%
Industrial – 4.3%
Capital Goods – 0.2%
AOT Bedding 9/19/19(b)		150	149,277

Communications - Media – 1.0%
Crown Media Holdings, Inc. 5.75%, 7/14/18(c)		136	135,965
FoxCo Acquisition Sub, LLC 5.50%, 7/14/17(c)		300	301,779
LIN Television Corp. 5.00%, 12/21/18(c)		149	150,364

			588,108

Consumer Cyclical - Automotive – 0.4%
Navistar, Inc. 7.00%, 7/16/14(c)		100	101,000

20	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TI Group Automotive Systems, L.L.C. 6.75%, 3/14/18(c)	U.S.$	149	$149,996

			250,996

Consumer Cyclical - Other – 0.4%
Jazz Pharmaceutical, Inc. 5.25%, 6/12/18(c)		247	248,726

Consumer Cyclical - Restaurants – 0.2%
Dunkin’ Brands, Inc. 4.00%, 11/23/17(c)		147	146,624

Consumer Cyclical - Retailers – 0.8%
Lord & Taylor Holdings, LLC (LT Propco, LLC) 5.75%, 1/11/19(c)		108	108,361
PetCo Animal Supplies, Inc. 4.50%, 11/24/17(c)		148	148,950
Pilot Travel Ctrs LLC 4.25%, 8/07/19(c)		250	251,562

			508,873

Consumer Non-Cyclical – 1.2%
Del Monte Foods Company 4.50%, 3/08/18(c)		144	143,916
Emergency Medical Services Corporation 5.25%, 5/25/18(c)		149	150,089
Par Pharmaceutical 9/30/19(b)		150	149,663
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC) 6.25%, 12/05/18(c)		149	150,140
Wolverine Worldwide, Inc. 7/31/19(b)		150	150,975

			744,783

Technology – 0.1%
Eastman Kodak Company 8.50%, 7/20/13(c)		48	46,897

			2,684,284

Financial Institutions – 0.3%
Insurance – 0.3%
Asurion, LLC (fka Asurion Corporation) 5.50%, 5/24/18(c)		148	149,049

Total Bank Loans (cost $2,782,983)			2,833,333

GOVERNMENTS - TREASURIES – 4.1%
United States – 4.1%
U.S. Treasury Bonds 2.75%, 8/15/42		330	324,534
3.125%, 2/15/42		2,084	2,216,855

Total Governments - Treasuries (cost $2,499,662)			2,541,389

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.7%
Non-Agency Fixed Rate CMBS – 2.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.393%, 7/15/44	U.S.$	190	$194,362
Commercial Mortgage Pass-Through Certificates Series 2006-C3, Class AJ 6.00%, 6/15/38		365	313,667
Commercial Mortgage Pass-Through Certificates Series 2007-C3, Class AM 5.866%, 6/15/39		150	146,256
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.475%, 3/10/39		250	258,748
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD12, Class AM
6.247%, 2/15/51		150	159,360
Series 2007-LDPX, Class AM 5.464%, 1/15/49		122	124,564
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class AM 6.086%, 7/15/44		135	143,184
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		185	174,103
Morgan Stanley Capital I, Inc. Series 2007-T27, Class AJ 5.823%, 6/11/42		195	193,263

Total Commercial Mortgage-Backed Securities (cost $1,633,649)			1,707,507

QUASI-SOVEREIGNS – 1.7%
Quasi-Sovereign Bonds – 1.7%
Azerbaijan – 0.4%
State Oil Co. of the Azerbaijan Republic 5.45%, 2/09/17(a)		240	256,747

Kazakhstan – 0.2%
KazMunayGas National Co. 11.75%, 1/23/15(a)		125	150,804

22	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Luxembourg – 0.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA 9.00%, 6/11/14(a)	U.S.$	125	$138,600

Russia – 0.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)		100	109,971

Ukraine – 0.2%
National JSC Naftogaz of Ukraine 9.50%, 9/30/14		100	101,630

United Arab Emirates – 0.5%
Dubai Electricity & Water Authority 6.375%, 10/21/16(a)		300	327,450

Total Quasi-Sovereigns (cost $1,048,253)			1,085,202

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Israel – 0.5%
Israel Electric Corp., Ltd. 6.70%, 2/10/17(a)		290	313,200

Norway – 0.2%
Eksportfinans ASA 2.00%, 9/15/15		13	12,155
2.375%, 5/25/16		112	103,600

			115,755

Total Governments - Sovereign Agencies (cost $410,666)			428,955

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Croatia – 0.4%
Croatia Government International Bond 6.25%, 4/27/17(a)		265	285,661

Lithuania – 0.2%
Republic of Lithuania 6.75%, 1/15/15(a)		100	110,000

Total Governments - Sovereign Bonds (cost $367,754)			395,661

EMERGING MARKETS - SOVEREIGNS – 0.4%
Sri Lanka – 0.3%
Sri Lanka 7.40%, 1/22/15(a)		160	173,600

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.1%
Ukraine Government International Bond 6.875%, 9/23/15(a)	U.S.$	100	$98,750

Total Emerging Markets - Sovereigns (cost $260,752)			272,350

		Shares

PREFERRED STOCKS – 0.4%
Financial Institutions – 0.4%
Banking – 0.3%
US Bancorp 6.50%		3,000	87,300
Zions Bancorporation 9.50%		4,000	104,680

			191,980

REITS – 0.1%
Health Care REIT, Inc. 6.50%		925	24,762

Total Preferred Stocks (cost $198,885)			216,742

		Contracts

OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Oct 2012, Exercise Price: $ 132.00(d)(e)		60	990
SPDR S&P 500 ETF Trust Expiration: Nov 2012, Exercise Price: $ 137.00(d)(e)		29	3,219
SPDR S&P 500 ETF Trust Expiration: Nov 2012, Exercise Price: $ 143.00(d)(e)		83	20,999
SPDR S&P 500 ETF Trust Expiration: Dec 2012, Exercise Price: $ 142.00(d)(e)		83	30,046

			55,254

Options on Forward Contracts – 0.0%
AUD/USD Expiration: Dec 2012, Exercise Price: AUD 0.99(d)		830,000	4,183
EUR/USD Expiration: Mar 2013, Exercise Price: EUR 1.20(d)		290,000	2,361
EUR/USD Expiration: Dec 2012, Exercise Price: EUR 1.23(d)		450,000	2,042
JPY/USD Expiration: Mar 2013, Exercise Price: JPY 81.27(d)		56,190,000	5,276

			13,862

24	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

	Notional Amount (000)	U.S. $ Value

Swaptions – 0.0%
IRS USD RTP Swaption 3 Month USD-Libor Expiration: Dec 2012, Exercise Rate: 0.93%(d)	$1,680	$3,515
IRS USD RTP Swaption 3 Month USD-Libor Expiration: Dec 2012, Exercise Rate: 1.15%(d)	3,060	2,127
IRS USD RTP Swaption 3 Month USD-Libor Expiration: Dec 2012, Exercise Rate: 1.43%(d)	12,500	1,612

		7,254

Total Options Purchased - Puts (cost $127,758)		76,370

	Shares

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.14%(f) (cost $1,034,623)	1,034,623	1,034,623

Total Investments – 100.5% (cost $60,629,304)		62,476,129
Other assets less liabilities – (0.5)%		(296,794)

Net Assets – 100.0%		$62,179,335

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr Futures	55	December 2012	$6,830,986	$6,854,805	$23,819
Ultra Long U.S. T-Bond Futures	3	December 2012	484,973	495,656	10,683

					$34,502

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	1,725	USD	2,121	10/17/12	$(95,862)
Barclays Bank PLC Wholesale	EUR	120	USD	154	10/24/12	94
Barclays Bank PLC Wholesale	GBP	391	USD	635	10/24/12	3,380
Goldman Sachs International	EUR	140	USD	171	10/17/12	(9,372)
Royal Bank of Scotland PLC	EUR	388	USD	505	10/24/12	7,070
State Street Bank & Trust Co.	USD	288	GBP	178	10/24/12	(963)
State Street Bank & Trust Co.	JPY	550	USD	7	11/16/12	13
UBS AG	EUR	1,085	USD	1,418	10/24/12	23,958

						$(71,682)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	25

Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Price	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put CDX- NAHYS18V2-5 Year Index	Bank of America, NA	Sell	$96.00	11/21/12	$545	$14,320	$(2,382)
Put CDX- NAHYS18V1-5 Year Index	Barclays Bank PLC	Sell	100.00	11/21/12	1,535	14,117	(22,319)
Put CDX- NAHYS1 8V2-5 Year Index	Credit Suisse International	Sell	99.00	12/19/12	1,550	26,087	(24,700)
Put CDX- NAHYS18V2-5 Year Index	Morgan Stanley Capital Services, Inc.	Sell	95.00	10/17/12	1,089	26,681	(653)

							$(50,054)

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$1,490	9/11/22	1.774%	3 Month LIBOR	$(11,901)
Barclays Bank PLC	880	9/17/22	1.821%	3 Month LIBOR	(10,631)
Barclays Bank PLC	220	7/10/22	1.706%	3 Month LIBOR	(1,340)
Citibank, NA	3,000	9/14/17	0.84%	3 Month LIBOR	(11,411)
Citibank, NA	340	6/11/22	1.83%	3 Month LIBOR	(7,181)
Goldman Sachs Bank USA	3,110	9/18/17	0.85%	3 Month LIBOR	(14,026)
JPMorgan Chase Bank, NA	1,420	9/7/22	1.694%	3 Month LIBOR	(919)
JPMorgan Chase Bank, NA	580	5/1/22	2.073%	3 Month LIBOR	(27,424)
JPMorgan Chase Bank, NA	180	8/8/22	1.687%	3 Month LIBOR	(380)
Morgan Stanley Capital Services, Inc.	550	2/17/22	2.01%	3 Month LIBOR	(15,268)

					$(100,481)

26	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-EMS17V1-5 Year Index, 6/20/2017*	(5.00)%	2.08%	$900	$(116,125)	$(99,079)	$(17,046)
CDX-NAIGS18V1-5 Year Index, 6/20/2017*	(1.00)	0.90	2,000	(9,633)	(5,621)	(4,012)
Morgan Stanley Capital Services, Inc.:
CDX-EMS17V1-5 Year Index, 6/20/17*	(5.00)	2.08	1,000	(129,028)	(116,844)	(12,184)
CDX-NAHYS18V2-5 Year Index, 6/20/2017*	(5.00)	4.85	733	(5,469)	41,794	(47,263)
CDX-NAIGS17V1-5 Year Index, 12/20/16*	(1.00)	0.81	1,000	(8,349)	10,689	(19,038)

Sale Contracts
Bank of America, NA:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	5.70	60	(1,772)	(2,092)	320
CDX-NAHYS14V4-5 Year Index, 06/20/15*	5.00	2.86	1,781	100,665	12,458	88,207
The Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 6/20/17*	5.00	5.43	140	(2,577)	(11,059)	8,482
Barclays Bank PLC:
Community Health Systems, Inc., 8.875%, 7/15/15, 6/20/17*	5.00	4.10	150	5,612	(9,056)	14,668
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	3.60	180	10,714	(1,019)	11,733
M.D.C. Holdings, Inc., 5.625%, 2/1/20, 6/20/17*	1.00	1.08	180	(786)	(8,849)	8,063

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	27

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00%	5.95%		$180	$(7,075)	$(15,055)	$7,980
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	2.62		200	20,901	5,471	15,430
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	2.62		140	14,631	1,894	12,737
Citibank, NA:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	5.70		140	(4,135)	(10,728)	6,593
ITRAXX-XOVERS17V1-5 Year Index, 6/20/17*	5.00	5.02	EUR	590	453	(54,708)	55,161
Levi Strauss & Co., 8.875%, 4/1/16, 6/20/17*	5.00	5.43		$160	(2,956)	(5,948)	2,992
SLM Corp., 6.25%, 1/25/16, 6/20/17*	5.00	3.18		70	5,543	(1,180)	6,723
Goldman Sachs Bank USA:
HCA, Inc., 8.00%, 10/1/2018, 9/20/2017*	5.00	4.13		250	9,630	7,822	1,808
Goldman Sachs International:
Community Health Systems, Inc., 8.875%, 7/15/15, 9/20/16*	5.00	3.48		130	7,169	206	6,963
JPMorgan Chase Bank, NA:
AK Steel Corp., 7.625%, 5/15/20, 3/20/17*	5.00	10.95		180	(34,328)	(14,099)	(20,229)
Community Health Systems, Inc., 8.875%, 7/15/15, 12/20/16*	5.00	3.75		100	5,036	(8,594)	13,630

28	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Levi Strauss & Co., 8.875%, 4/1/16, 12/20/16*	5.00%	5.06%		$150	$(79)	$(6,928)	$6,849
M.D.C. Holdings, Inc., 5.625%, 2/1/20, 12/20/16*	5.00	0.98		150	25,243	7,859	17,384
MGM Resorts International, 7.625%, 1/15/17, 12/20/14*	5.00	2.52		100	5,605	(3,669)	9,274
Morgan Stanley Capital Services, Inc.:
Amkor Technology, Inc., 6.625%, 6/1/21, 12/20/16*	5.00	5.28		150	(1,344)	(5,817)	4,473
CDX-NAIGS17V1-5 Year Index, 12/20/16*	1.00	0.81		150	1,252	242	1,010
Ford Motor Co., 6.50%, 8/1/18, 12/20/16*	5.00	2.21		150	17,005	5,055	11,950
NXP B.V., 8.625%, 10/15/13, 6/20/17*	5.00	4.74	EUR	110	1,439	(6,673)	8,112
Sanmina-SCI Corp., 8.125%, 3/1/16, 12/20/16*	5.00	4.69		$150	2,018	(13,991)	16,009
The Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 12/20/16*	5.00	5.04		100	(9)	(3,438)	3,429
UBS AG:
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 6/20/17*	5.00	5.43		130	(2,393)	(10,409)	8,016
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	3.60		160	9,524	(3,283)	12,807
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	5.43		40	(739)	(2,274)	1,535

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	29

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
SLM Corp., 6.25%, 1/25/16, 6/20/17*	5.00%	3.42%	$120	$8,194	$(2,898)	$11,092
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/17*	5.00	4.76	100	860	(5,231)	6,091

				$(75,303)	$(335,052)	$259,749

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $22,205,159 or 35.7% of net assets.

(b)	This position or a portion of this position represents an unsettled loan purchase. At September 30, 2012, the market value and unrealized gain of these unsettled loan purchases amounted to $449,915 and $4,412, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.

(d)	Non-income producing security.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

30	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $59,594,681)	$61,441,506
Affiliated issuers (cost $1,034,623)	1,034,623
Cash	72,722	(a)
Foreign currencies, at value (cost $4,530)	4,569
Interest and dividends receivable	1,099,296
Receivable for investment securities sold	511,213
Receivable for capital stock sold	390,459
Unrealized appreciation on credit default swap contracts	379,521
Premium paid on credit default swap contracts	93,490
Receivable for variation margin on futures contracts	34,594
Unrealized appreciation of forward currency exchange contracts	34,515
Unamortized offering expense	22,245

Total assets	65,118,753

Liabilities
Due to custodian	285,787
Swaptions written, at value (premium received $81,205)	50,054
Payable for investment securities purchased and foreign currency transactions	1,311,571
Premium received on credit default swap contracts	428,542
Payable for capital stock redeemed	250,931
Unrealized depreciation on credit default swap contracts	119,772
Unrealized depreciation of forward currency exchange contracts	106,197
Unrealized depreciation on interest rate swap contracts	100,481
Dividends payable	87,135
Advisory fee payable	54,341
Premium received on interest rate swap contracts	5,407
Distribution fee payable	3,888
Transfer Agent fee payable	1,631
Accrued expenses	133,681

Total liabilities	2,939,418

Net Assets	$62,179,335

Composition of Net Assets
Capital stock, at par	$5,923
Additional paid-in capital	60,060,152
Undistributed net investment income	4,629
Accumulated net realized gain on investment and foreign currency transactions	105,449
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,003,182

	$62,179,335

(a)	An amount of $72,722 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2012.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	31

Statement of Assets & Liabilities

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,874,517	559,430	$10.50	*

C	$3,926,882	374,069	$10.50

Advisor	$26,055,433	2,483,367	$10.49

R	$10,540	1,003.49	$10.50

K	$10,542	1,004	$10.50

I	$26,301,421	2,503,873	$10.50

*	The maximum offering price per share for Class A shares was $10.97 which reflects a sales charge of 4.25%.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 7, 2011(a) to September 30, 2012

Investment Income
Interest	$1,745,010
Dividends
Unaffiliated issuers	23,295
Affiliated issuers	3,869
Other fee income	375	$1,772,549

Expenses
Advisory fee (see Note B)	205,002
Distribution fee—Class A	4,614
Distribution fee—Class C	7,657
Distribution fee—Class R	42
Distribution fee—Class K	21
Transfer agency—Class A	1,201
Transfer agency—Class C	974
Transfer agency—Advisor Class	21,423
Transfer agency—Class R	5
Transfer agency—Class K	4
Transfer agency—Class I	4,179
Amortization of offering expenses	127,430
Custodian	125,283
Audit	60,403
Administrative	59,173
Legal	32,912
Printing	21,506
Registration fees	18,867
Directors’ fees	8,408
Miscellaneous	13,366

Total expenses	712,470
Less: expenses waived and reimbursed by the Adviser (see Note B)	(443,314)

Net expenses		269,156

Net investment income		1,503,393

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(27,167)
Options written		229,471
Swap contracts		235,909
Foreign currency transactions		(31,309)
Net change in unrealized appreciation/depreciation of:
Investments		1,846,825
Futures contracts		34,502
Options written		31,151
Swap contracts		159,268
Foreign currency denominated assets and liabilities		(68,564)

Net gain on investment and foreign currency transactions		2,410,086

Net Increase in Net Assets from Operations		$3,913,479

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

December 7, 2011(a) to September 30, 2012
Increase in Net Assets from Operations
Net investment income	$1,503,393
Net realized gain on investment and foreign currency transactions	406,904
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,003,182

Net increase in net assets from operations	3,913,479
Dividends to Shareholders from
Net investment income
Class A	(76,525)
Class C	(32,308)
Advisor Class	(586,869)
Class R	(406)
Class K	(427)
Class I	(1,117,626)
Capital Stock Transactions
Net increase	60,080,017

Total increase	62,179,335
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $4,629)	$62,179,335

(a)	Commencement of operations.

See	notes to financial statements.

34	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of five portfolios currently in operations: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Limited Duration High Income Portfolio. The Limited Duration High Income Portfolio (the “Portfolio”) offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class R, Class K and Class I shares are not currently publicly offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	35

Notes to Financial Statements

the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assump-

36	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

tions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	37

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$43,287,674		$438,600		$43,726,274
Corporates – Investment Grades		– 0	–	5,013,345		– 0	–	5,013,345
Emerging Markets – Corporate Bonds		– 0	–	3,144,378		– 0	–	3,144,378
Bank Loans		– 0	–	– 0	–	2,833,333		2,833,333
Governments – Treasuries		– 0	–	2,541,389		– 0	–	2,541,389
Commercial Mortgage-Backed Securities		– 0	–	258,748		1,448,759		1,707,507
Quasi-Sovereigns		– 0	–	1,085,202		– 0	–	1,085,202
Governments – Sovereign Agencies		– 0	–	428,955		– 0	–	428,955
Governments – Sovereign Bonds		– 0	–	395,661		– 0	–	395,661
Emerging Markets – Sovereigns		– 0	–	272,350		– 0	–	272,350
Preferred Stocks		216,742		– 0	–	– 0	–	216,742
Options Purchased – Puts		– 0	–	76,370		– 0	–	76,370
Short-Term Investments		1,034,623		– 0	–	– 0	–	1,034,623

Total Investments in Securities		1,251,365		56,504,072		4,720,692		62,476,129
Other Financial Instruments*:
Assets:
Futures Contracts		34,502		– 0	–	– 0	–	34,502 #
Forward Currency Exchange Contracts		– 0	–	34,515		– 0	–	34,515
Credit Default Swap Contracts		– 0	–	379,521		– 0	–	379,521
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(106,197)		– 0	–	(106,197)
Credit Default Swaptions Written		– 0	–	(50,054)		– 0	–	(50,054)
Interest Rate Swap Contracts		– 0	–	(100,481)		– 0	–	(100,481)
Credit Default Swap Contracts		– 0	–	(119,772)		– 0	–	(119,772)

Total+		$1,285,867		$56,541,604		$4,720,692		$62,548,163

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

38	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades			Bank Loans			Commercial Mortgage- Backed Securities
Balance as of 12/07/11(a)	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		219			7,092			1,646
Realized gain (loss)		– 0	–		13,170			– 0	–
Change in unrealized appreciation/depreciation		10,356			47,056			54,643
Purchases		428,025			3,189,424			1,392,470
Sales		– 0	–		(423,409)			– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 9/30/12		$438,600			$2,833,333			$1,448,759

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$10,356			$50,351			$54,643

	Total
Balance as of 12/07/11(a)	$	– 0	–
Accrued discounts/(premiums)		8,957
Realized gain (loss)		13,170
Change in unrealized appreciation/depreciation		112,055
Purchases		5,009,919
Sales		(423,409)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		– 0	–

Balance as of 9/30/12		$4,720,692

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$115,350

(a)	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	39

Notes to Financial Statements

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Bank Loans	$2,833,333	Third Party Vendor	Vendor Quote	$98.38-101.00
Commercial Mortgage-Backed Securities	$1,448,759	Third Party Vendor	Vendor Quote	$85.94-106.24
Corporates – Non-Investment Grades	$438,600	Third Party Vendor	Vendor Quote	$102.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

40	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	41

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $149,675 have been deferred and are being amortized on a straight line basis over a one year period starting from December 7, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, .75%, 1.25%, 1.00% and ..75% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 7, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before December 7, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before December 7, 2014. For the period ended September 30, 2012, such waiver/reimbursement amounted to $384,141. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended September 30, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $59,173.

42	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $11,866 for the period ended September 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $4,140 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended September 30, 2012.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended September 30, 2012 is as follows:

Market Value December 7, 2011(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2012 (000)	Dividend Income (000)
$ – 0 –	$56,052	$55,017	$1,035	$4

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended September 30, 2012 amounted to $3,571, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	43

Notes to Financial Statements

Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $40,533, $47 and $67 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended September 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)...................	$67,653,786	$9,919,583
U.S. government securities	9,716,725	7,336,872

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$60,629,304

Gross unrealized appreciation	$1,972,329
Gross unrealized depreciation	(125,504)

Net unrealized appreciation	$1,846,825

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments

44	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended September 30, 2012, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	45

Notes to Financial Statements

foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended September 30, 2012, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

46	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the period ended September 30, 2012, the Portfolio held purchased options for hedging purposes.

During the period ended September 30, 2012, the Portfolio held written swaptions for hedging and non-hedging purposes.

For the period ended September 30, 2012, the Portfolio had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 12/07/11(a)	– 0	–	$	– 0	–
Swaptions written	17,155,000			395,077
Swaptions expired	(8,080,000)			(219,733)
Swaptions bought back	(1,650,000)			(44,466)
Swaptions exercised	(2,675,000)			(49,673)

Swaptions written outstanding as of 9/30/12	4,750,000			$81,205

(a)	Commencement of operations.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	47

Notes to Financial Statements

payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

48	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

During the period ended September 30, 2012, the Portfolio held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the period ended September 30, 2012, the Portfolio held credit default swap contracts for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	49

Notes to Financial Statements

At September 30, 2012, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $6,590,335, with net unrealized appreciation of $359,292, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $279,128. If a trigger event had occurred at September 30, 2012, for those derivatives in a net liability position, an amount of $279,128 would be required to be posted by the Portfolio.

At September 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$34,515		Unrealized depreciation of forward currency exchange contracts	$106,197

Foreign exchange contracts	Investments in securities, at value	13,862
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	34,502	*
Interest rate contracts	Investments in securities, at value	7,254

Interest rate contracts				Unrealized depreciation on interest rate swap contracts	100,481

50	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Unrealized appreciation on credit default swap contracts	$379,521	Unrealized depreciation on credit default swap contracts	$119,772

Credit contracts			Options written, at value	50,054

Equity contracts	Investments in securities, at value	55,254

Total		$524,908		$376,504

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$7,582		$(71,682)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	35,034		(1,936)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	– 0	–	34,502

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(23,836)		(16,896)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	51

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(152,368)	$(100,481)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	388,277	259,749

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	229,471	31,151

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(234,000)	(32,556)

Total		$250,160	$101,851

For the period ended September 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $3,203,560, the average monthly notional amount of credit default swaps was $13,018,495, the average monthly notional amount of interest rate swaps was $6,430,000 and the average monthly cost of purchased options contracts was $108,252. For one month of the period, the monthly original value of future contracts was $7,315,959.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The

52	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2012, the Portfolio had the following bridge loan commitment outstanding:

Loan	Unfunded Loan Participation Commitment	Funded
Hertz Corp.	$ 300,000	$	– 0	–

During the period ended September 30, 2012, the Portfolio received commitment fees or additional funding fees during the period in the amount of $375.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	53

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 7, 2011(a) to September 30, 2012	December 7, 2011(a) to September 30, 2012

Class A
Shares sold	602,819	$6,207,263

Shares issued in reinvestment of dividends	4,584	47,613

Shares redeemed	(47,973)	(504,155)

Net increase	559,430	$5,750,721

Class C
Shares sold	372,030	$3,845,528

Shares issued in reinvestment of dividends	2,040	21,276

Shares redeemed	(1)	(10)

Net increase	374,069	$3,866,794

Advisor Class
Shares sold	2,516,423	$25,747,987

Shares issued in reinvestment of dividends	44,730	461,952

Shares redeemed	(77,786)	(806,102)

Net increase	2,483,367	$25,403,837

Class R
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends	3	33

Net increase	1,003	$10,035

Class K
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends	4	34

Net increase	1,004	$10,036

Class I
Shares sold	2,495,000	$24,950,002

Shares issued in reinvestment of dividends	8,873	88,592

Net increase	2,503,873	$25,038,594

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the

54	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	55

Notes to Financial Statements

for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period was as follows:

2012
Distributions paid from:
Ordinary income	$1,814,161

Total taxable distributions	1,814,161

Total distributions paid	$1,814,161

56	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$423,353
Undistributed net capital gain	12,137
Unrealized appreciation/(depreciation)	1,792,945	(a)

Total accumulated earnings/(deficit)	$2,228,435	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2012, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs, reclassifications of consent fees and foreign currency gain/loss, the tax treatment of swaps, and reclassifications for tax purposes on futures and options resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	57

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.32
Net realized and unrealized gain on investment and foreign currency transactions	.59

Net increase in net asset value from operations	.91

Less: Dividends
Dividends from net investment income	(.41)

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%
Expenses, before waivers/reimbursements(e)	1.88%
Net investment income(c)(e)	4.38%
Portfolio turnover rate	44%

See footnote summary on page 63.

58	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.26
Net realized and unrealized gain on investment and foreign currency transactions	.59

Net increase in net asset value from operations	.85

Less: Dividends
Dividends from net investment income	(.35)

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	8.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.75%
Expenses, before waivers/reimbursements(e)	2.65%
Net investment income(c)(e)	3.74%
Portfolio turnover rate	44%

See footnote summary on page 63.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.36
Net realized and unrealized gain on investment and foreign currency transactions	.57

Net increase in net asset value from operations	.93

Less: Dividends
Dividends from net investment income	(.44)

Net asset value, end of period	$ 10.49

Total Return
Total investment return based on net asset value(d)	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%
Expenses, before waivers/reimbursements(e)	1.93%
Net investment income(c)(e)	4.62%
Portfolio turnover rate	44%

See footnote summary on page 63.

60	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.32
Net realized and unrealized gain on investment and foreign currency transactions	.58

Net increase in net asset value from operations	.90

Less: Dividends
Dividends from net investment income	(.40)

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	9.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%
Expenses, before waivers/reimbursements(e)	2.66%
Net investment income(c)(e)	3.80%
Portfolio turnover rate	44%

See footnote summary on page 63.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.34
Net realized and unrealized gain on investment and foreign currency transactions	.58

Net increase in net asset value from operations	.92

Less: Dividends
Dividends from net investment income	(.42)

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	9.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.00%
Expenses, before waivers/reimbursements(e)	2.40%
Net investment income(c)(e)	4.05%
Portfolio turnover rate	44%

See footnote summary on page 63.

62	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.36
Net realized and unrealized gain on investment and foreign currency transactions	.58

Net increase in net asset value from operations	.94

Less: Dividends
Dividends from net investment income	(.44)

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,301
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%
Expenses, before waivers/reimbursements(e)	2.16%
Net investment income(c)(e)	4.31%
Portfolio turnover rate	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	63

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and the

Shareholders of AllianceBernstein Limited Duration High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) as of September 30, 2012, and the related statement of operations, statement of changes in net assets and the financial highlights for the period December 7, 2011 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Limited Duration High Income Portfolio of the AllianceBernstein Bond Fund, Inc at September 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period December 7, 2011 (commencement of operations) through September 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2012

64	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended September 30, 2012.

For foreign shareholders, 52.08% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	65

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Ashish C. Shah(2) , Vice President Michael E. Sohr(2) , Vice President	Amy Strugazow(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and
Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its senior investment management team. Mr. Gershon M. Distenfeld, Mr. Ashish C. Shah, Mr. Michael E. Sohr and Ms. Amy Strugazow are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

66	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	67

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 80 (1998)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 70 (1998)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

68	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	69

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

70	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	71

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi- conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

72	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	73

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 52	President and Chief Executive Officer	See biography above.

Philip L Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld, 36	Vice President	Senior Vice President and Director – High Yield of the Adviser,** with which he has been associated since prior to 2007.

Ashish C. Shah, 42	Vice President	Senior Vice President and Head of Global Credit strategies of the Adviser,** with which he has been associated since May 2010. From September 2008 until May 2010, he was a Managing Director and Head of Global Credit Strategy at Barclays Captial. Prior thereto, he was Head of Credit Strategy at Lehman Brothers, since prior to 2007.

Michael E. Sohr, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Amy Strugazow, 36	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2007.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2007.

Phyllis J. Clarke, 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

74	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”)2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is to seek the highest level of income that is available without assuming the Adviser’s determination of undue risk to principal. The Portfolio will meet its investment objective through investing in fixed income securities with an emphasis on corporate fixed-income securities rated below investment grade3, unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Portfolio may also invest in loan participations, investment grade fixed income securities, high yield securities of government and government-related issuers, equity securities, and ETFs. The Portfolio will not invest more than 10% of its net assets in securities rated CCC or below at the time of purchase. Under normal circumstances, the Portfolio will maintain a dollar-weighted average duration of between one and four years. The Portfolio will invest on a global basis, including securities of issuers in both developed and emerging market countries. The Adviser will use derivatives, including futures, options, credit default and interest rate swaps, in managing the Portfolio. The Adviser proposed the Barclays Capital Global High Yield 1-5 Year Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper to place the Portfolio in its High Current Yield category and Morningstar to place Portfolio in its High Yield Bond category.

1	It should be noted that the information in the fee evaluation was completed on September 8, 2011 and discussed with the Board of Directors on September 21, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Below investment grade securities are securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	75

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
60 bp on the first $2.5 billion 55 bp on the next $2.5 billion 50 bp on the balance	Limited Duration High Income Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

76	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[4]	Fiscal Year End
Limited Duration High Income Portfolio[5]	Advisor	0.75%	1.36%	September 30
	Class A	1.05%	1.61%
	Class C	1.75%	2.31%
	Class R	1.25%	1.81%
	Class K	1.00%	1.56%
	Class I	0.75%	1.36%
	Class 1	1.00%	1.56%
	Class 2	0.75%	1.36%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing

4	The expense ratios shown are based on an initial estimate of each Portfolio’s net assets at $100 million.

5	Excludes fees and expenses of ETFs.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	77

a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are the Portfolio’s effective advisory fee and what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on an initial estimate of its net assets at $100 million:7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Limited Duration High Income Portfolio	$100.0	Limited Duration High Income 55 bp on 1st $50 million 35 bp on the balance	0.450	0.600

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below is the category advisory fee schedule applicable to the Portfolio and the effective fee of the

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

78	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio had the category fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Limited Duration High Income Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.500	0.600

The Adviser has represented that it does not sub-advise any registered investment companies with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at an initial estimate of the Portfolio’s net assets at $100 million.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “[t]hese comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	79

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Limited Duration High Income Portfolio	0.600	0.749	4/17

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Limited Duration High Income Portfolio	1.050	1.107	6/17	1.104	35/95

Based on this analysis, Limited Duration High Income Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information, based on an initial net asset estimate of $100 million, pertains to the Portfolio’s Class A shares.

80	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	81

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $456 billion as of July 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer recommended that the Directors consider asking the Adviser to reduce the breakpoints in the Portfolio’s advisory fee schedule to levels that better reflect the breakpoint levels of its peers and will maintain its effective advisory fee in line with its peers as assets increase. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 17, 2011

15	The Deli study was originally published in 2002 based on 1997 data.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

82	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	83

AllianceBernstein Family of Funds

NOTES

84	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LDHI-0151-0912

ITEM 2.	CODE OF ETHICS.

(a)  The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)  During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)  During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c)  The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Limited Duration High Income	2011	$—	$—	$—
	2012	$43,125	$—	$17,278

(d)  Not applicable.

(e) (1)  Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)  All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)  Not applicable.

(g)  The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Limited Duration High Income	2011	$—	$—
			$—
			$—
	2012	$635,918	$17,278
			$—
			$(17,278)

(h)  The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)  There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 21, 2012